SUPPLEMENT TO THE SPARTAN MARYLAND
MUNICIPAL INCOME
FUND
PROSPECTUS
DATED OCTOBER 25, 1995
Effective February 1, 1996, the following information replaces the similar information found in the "Expenses" section on page 4.
The following are projections based on historical expenses, adjusted to reflect current fees, and are calculated as a percentage of average net assets.
Management fee (after reimbursement)     .40%
12b-1 fee None
Other expenses     .00%
Total fund operating expenses    .40%
EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses after the number of years indicated, first assuming that you leave your account open, and then assuming that you close your account at the end of the period:
 Account open Account closed
After 1 year $ 4 $ 9
After 3 years $ 13 $ 18
After 5 years $ 22 $ 27
After 10 years $ 51 $ 56
These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.
FMR has voluntarily agreed to temporarily limit the fund's total operating expenses to .40% of the fund's average net assets. If this agreement were not in effect, the management fee, other expenses, and total operating expenses would be .55%, .00%, and .55%, respectively. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses.
   The following information replaces the similar information found in the "Investment Principals and Risks" section beginning on page 9.
Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between 8 and 18 years.